EXHIBIT 32.2 - CERTIFICATION OF CHIEF FINANCIAL OFFICER
               PURSUANT TO RULE 13a-14(b)



In connection with the Annual Report of Gallery of History, Inc. (the "Company") on Form 10-KSB for the fiscal year ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rod Lynam, Chief Financial Office of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presented, in all material respects, the financial condition and results of operations of the Company.




/s/ Rod Lynam
-----------------------
Rod Lynam
Chief Financial Officer


December 29, 2003




A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



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